UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7056
                                                     ---------------------

                     Nuveen Select Maturities Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: March 31
                                           ------------------

                  Date of reporting period: September 30, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT
September 30, 2008


                                Nuveen Investments
                                MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

                                                                  NUVEEN SELECT
                                                                  MATURITIES
                                                                  MUNICIPAL FUND
                                                                  NIM

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

LOGO: NUVEEN Investments

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

Chairman's
LETTER TO SHAREHOLDERS


Photo of: Robert P. Bremner


Robert P. Bremner  |  Chairman of the Board


Dear Shareholders,

I'd like to use my initial letter to you to accomplish several things. I want to report that after fourteen years of service on your Fund's Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. We will miss his wise counsel. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a "best practice" in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

First and most important, on behalf of the entire Board, I would like you to know that we are closely monitoring the unprecedented market developments and their distressing impact on the Funds. We believe that these Funds continue to be actively and constructively managed for the long term and at the same time we are very aware that these are trying times for our investors. We appreciate the patience you have shown with the Board and with Nuveen Investments as they manage your investment through this extremely difficult period.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen's representative on the Board. John's presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen's role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company's asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Finally, I urge you to take the time to review the Portfolio Manager's Comments, the Dividend and Share Price Information and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund's Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman OF THE BOARD
November 21, 2008

Portfolio Manager's COMMENTS


Nuveen Investments Municipal Closed-End Funds  |  NIM

Portfolio manager Paul Brennan discusses key investment strategies and the six-month performance of the Nuveen Select Maturities Municipal Fund. With eighteen years of investment experience, including eleven years with Nuveen, Paul has managed NIM since 2006.

WHAT KEY STRATEGIES WERE USED TO MANAGE NIM DURING THE SIX-MONTH REPORTING PERIOD ENDED SEPTEMBER 30, 2008?

During this period, events in the financial and credit markets led to increased price volatility for most securities, thinning liquidity and a general flight to quality. We sought to capitalize on this turbulent environment by continuing to focus on finding relative value by using a fundamental approach to identify sectors and individual credits with the potential to perform well over the long term.

As events in the general financial markets unfolded, we found attractive opportunities in various sectors of the municipal bond market. For example, when hedge funds and high-yield funds began to sell holdings into an illiquid market in order to meet margin requirements and redemption needs, we took advantage of this situation and found unusual value investment opportunities in the health care, industrial development, utility, transportation and tobacco sectors. Some of these opportunities were in the new issue market as many issuers were driven to convert their floating-rate borrowings to fixed-rate borrowings given the difficulties in the short-term funding markets.

Despite the market environment during this six-month reporting period, liquidity generally was not a problem for NIM. Most of our investment activity was supported by proceeds from bond redemptions and cash and cash equivalents on hand.



Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.

HOW DID THE FUND PERFORM?

Results for NIM, as well as relevant index information, are presented in the accompanying table.

Total Returns on Net Asset Value*
For periods ended 9/30/08

                            Six-Month       1-Year       5-Year      10-Year

NIM                            -1.74%       -0.39%        3.38%        2.91%

Lehman Brothers
7-Year Municipal
Bond Index(1)                  -0.72%        2.59%        3.11%        4.47%


For the six months ended September 30, 2008, NIM's cumulative return on net asset value (NAV) underperformed the return for the Lehman Brothers 7-Year Municipal Bond Index.

Key management factors that influenced NIM's return during this period included yield curve and duration(2) positioning, credit exposure and sector allocations, and individual security selection.

Over the course of this reporting period, we saw the yield curve steepen, as interest rates at the short end of the curve declined and longer-term rates generally rose. Given these changes in the interest rate environment, bonds in the Lehman Brothers Municipal Bond Index with maturities of ten years or less generally outperformed the market as a whole, while bonds maturing in one to four years benefited the most. In general, these shorter bonds outperformed credits with longer maturities, with bonds having the longest maturities (twenty-two years and longer) posting the worst returns. This environment was generally beneficial for NIM, which, as an intermediate-term strategy Fund,(3) has more conservative duration and maturity mandates than longer-term funds. Although the Fund's duration was slightly longer than our strategic target,



*Six-month returns are cumulative; returns for one-year, five-year, and ten-year are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for NIM in this report.

(1) The Lehman Brothers 7-Year Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds with maturities ranging from six to eight years. Results for the Lehman index do not reflect any expenses.

(2) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(3) In keeping with its investment parameters, NIM maintains an average effective maturity of twelve years or less for portfolio holdings.

we believed NIM was generally well positioned along the yield curve. In particular, the Fund was underexposed to the longer part of the curve, which was beneficial during this period.

While duration played an important role in the Fund's performance, credit exposure was the dominant factor in NIM's under-performance over the six month reporting period. Because risk-averse investors generally sought higher quality investments as disruptions in the financial and housing markets deepened, bonds with higher credit quality ratings typically performed relatively very well. At the same time, bonds rated BBB or below and non-rated bonds generally posted the poorest returns. As of September 30, 2008, NIM had allocated approximately 16% of its port folio to bonds rated BBB and 7% to bonds rated BB or lower and non-rated bonds. This credit exposure had a negative impact on NIM's performance for the period.

Sectors of the market that were among the top performing segments and generally made positive contributions to NIM's performance included tax-supported obligations, especially those that were higher-rated and pre-refunded bonds(4), which are often backed by U.S. Treasury bonds. As of September 30, 2008, NIM held approximately 18% of its portfolio in pre-refunded bonds.

In general, bonds that carried any credit risk, regardless of sector, continued to post weak performance. Revenue bonds as a whole, and the industrial development sector in particular, underperformed the general municipal market. The health care sector also performed poorly.

Individual security selection was also a factor in NIM's performance, particularly in the insured category. Insured holdings with particularly weaker underlying credits originally purchased because of the higher yields they offered, were disproportionately impacted (compared with bonds stronger with underlying credits) if the insurer backing


(4) Pre-refunded bonds, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

the bond was downgraded from AAA. The valuations of these bonds then reverted to resting solely on the fundamentals of the underlying credit.


RECENT DEVELOPMENTS IN THE CURRENT MARKET ENVIRONMENT

As this reporting period drew to a close, the nation's financial institutions and financial markets--including the municipal bond market--experienced significant turmoil. Reductions in demand decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this generally reduced the Fund's net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms' capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lower-rated municipal bonds, as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This de-leveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.


Municipal bond prices were further negatively impacted by concerns that the need for further de-leveraging and a supply overhang as a large amount of new issues were postponed in recent weeks would cause selling pressure to persist for a period of time. In addition to falling prices, these market conditions resulted in greater price volatility of municipal bonds; wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October (after the end of the reporting period for this shareholder report), and although liquidity improved considerably over ensuing weeks, it may reoccur if financial turmoil persists or worsens.


RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

As discussed above, insured bonds had an important impact on the performance of the Fund as bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC, FGIC, MBIA, RAAI, and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. Subsequent to the reporting period, AMBAC, MBIA and SYNCORA experienced further rating reductions by at least one rating agency. At the time this report was prepared, at least one rating agency has placed each of these insurers on "negative outlook" or "negative credit watch," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies - especially those bonds with weaker underlying credits - declined, detracting from the Fund's performance. However, on the whole, the holdings of the Fund continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

Dividend and Share Price
                 INFORMATION


The dividend of NIM remained stable throughout the six-month reporting period ended September 30, 2008.

NIM seeks to pay stable dividends at rates that reflect the Fund's past results and projected future performance. During certain periods, NIM may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. NIM will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2008, NIM had a positive UNII balance, based upon our best estimate, for tax purposes and a negative UNII balance for financial statement purposes.

On July 30, 2008, the Board of Directors/Trustees for each of Nuveen's 120 closed-end Funds approved a program under which each Fund may repurchase up to 10% of its common shares. No common shares were repurchased by NIM during the six-month reporting period ended September 30, 2008.

As of September 30, 2008, the share price of NIM was trading at a discount of -7.44% to its NAV. The Fund's average discount over the entire six-month reporting period was -1.97%.

NIM
Performance
OVERVIEW

Nuveen Select
Maturities
Municipal Fund

as of September 30, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              32%
AA                               25%
A                                20%
BBB                              16%
BB or Lower                       2%
N/R                               5%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Share
Oct                           0.0365
Nov                           0.0365
Dec                           0.0365
Jan                           0.0365
Feb                           0.0365
Mar                           0.0365
Apr                           0.0365
May                           0.0365
Jun                           0.0365
Jul                           0.0365
Aug                           0.0365
Sep                           0.0365


Line Chart:
Share Price Performance -- Weekly Closing Price
10/01/07                      9.49
                              9.49
                              9.48
                              9.73
                              9.33
                              9.31
                              9.27
                              9.09
                              9.15
                              9.16
                              9.22
                              9.06
                              9.25
                              9.25
                              9.53
                              9.58
                              9.41
                              9.46
                              9.69
                              9.54
                              9.2501
                              9.6
                              9.68
                              9.62
                              9.71
                              9.69
                              9.75
                              9.85
                              9.91
                              9.89
                              9.77
                              9.94
                              9.9401
                              9.95
                              9.97
                              10.06
                              10.09
                              10.02
                              9.61
                              9.68
                              9.73
                              9.84
                              9.86
                              9.69
                              9.84
                              9.9
                              9.9
                              9.83
                              9.88
                              9.85
                              9.81
                              9.538
                              9.37
9/30/08                       8.96


FUND SNAPSHOT
------------------------------------
Share Price                    $8.96
------------------------------------
Net Asset Value                $9.68
------------------------------------
Premium/(Discount) to NAV     -7.44%
------------------------------------
Market Yield                   4.89%
------------------------------------
Taxable-Equivalent Yield(2)    6.79%
------------------------------------
Net Assets ($000)           $120,040
------------------------------------
Average Effective Maturity
on Securities (Years)          10.49
------------------------------------
Modified Duration               5.08
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/18/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-month
(cumulative)   -6.50%        -1.74%
------------------------------------
1-Year         -0.69%        -0.39%
------------------------------------
5-Year          2.60%         3.38%
------------------------------------
10-Year         2.70%         2.91%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                      15.2%
------------------------------------
Colorado                      14.7%
------------------------------------
Pennsylvania                   7.4%
------------------------------------
Texas                          6.8%
------------------------------------
New York                       6.5%
------------------------------------
South Carolina                 6.4%
------------------------------------
Florida                        4.9%
------------------------------------
Arkansas                       4.2%
------------------------------------
Wisconsin                      3.8%
------------------------------------
Kansas                         2.9%
------------------------------------
Alabama                        2.5%
------------------------------------
Iowa                           2.4%
------------------------------------
Tennessee                      2.2%
------------------------------------
Massachusetts                  1.9%
------------------------------------
Michigan                       1.8%
------------------------------------
Minnesota                      1.7%
------------------------------------
Other                         14.7%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed               18.3%
------------------------------------
Utilities                     17.5%
------------------------------------
Tax Obligation/Limited        12.5%
------------------------------------
Health Care                   11.6%
------------------------------------
Transportation                 6.4%
------------------------------------
Tax Obligation/General         6.3%
------------------------------------
Long-Term Care                 5.5%
------------------------------------
Education and Civic
   Organizations               5.0%
------------------------------------
Water and Sewer                4.7%
------------------------------------
Other                         12.2%
------------------------------------

(1) The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and SYNCORA as of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NIM

Shareholder MEETING REPORT

The annual meeting of shareholders was held on July 29, 2008, at The Northern Trust Company, 50 South La Salle Street, Chicago, IL 60675; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to August 29, 2008.

------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES AND BELOW INVESTMENT GRADE SECURITIES.
   For                                                                                                                     5,933,161
   Against                                                                                                                   433,750
   Abstain                                                                                                                   171,753
   Broker Non-Votes                                                                                                        1,927,656
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                                   8,466,320
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES FOR THE FUND.
   For                                                                                                                     5,937,611
   Against                                                                                                                   416,518
   Abstain                                                                                                                   184,535
   Broker Non-Votes                                                                                                        1,927,656
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                                   8,466,320
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY RELATING TO INVESTING IN
OTHER INVESTMENT COMPANIES.
   For                                                                                                                     5,900,055
   Against                                                                                                                   433,833
   Abstain                                                                                                                   204,776
   Broker Non-Votes                                                                                                        1,927,656
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                                   8,466,320
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY RELATING TO DERIVATIVES AND
SHORT SALES.
   For                                                                                                                     5,877,803
   Against                                                                                                                   455,769
   Abstain                                                                                                                   205,092
   Broker Non-Votes                                                                                                        1,927,656
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                                   8,466,320
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY RELATING TO COMMODITIES.
   For                                                                                                                     5,896,960
   Against                                                                                                                   439,461
   Abstain                                                                                                                   202,243
   Broker Non-Votes                                                                                                        1,927,656
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                                   8,466,320
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO COMMODITIES.
   For                                                                                                                     5,915,817
   Against                                                                                                                   422,622
   Abstain                                                                                                                   200,225
   Broker Non-Votes                                                                                                        1,927,656
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                                   8,466,320
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                                                                                                     8,183,832
   Withhold                                                                                                                  282,488
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                                   8,466,320
====================================================================================================================================
William C. Hunter
   For                                                                                                                     8,175,629
   Withhold                                                                                                                  290,691
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                                   8,466,320
====================================================================================================================================
David J. Kundert
   For                                                                                                                     8,177,632
   Withhold                                                                                                                  288,688
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                                   8,466,320
====================================================================================================================================
Terence J. Toth
   For                                                                                                                     8,161,227
   Withhold                                                                                                                  305,093
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                                   8,466,320
====================================================================================================================================

NIM
Nuveen Select Maturities Municipal Fund
Portfolio of INVESTMENTS
                                                  September 30, 2008 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.4%

$       2,000   Alabama 21st Century Authority, Tobacco Settlement Revenue            12/11 at 101.00         A-        $ 1,926,760
                 Bonds, Series 2001, 5.750%, 12/01/17

          500   Jefferson County, Alabama, Sewer Revenue Refunding Warrants,           2/10 at 100.00        AAA            472,870
                 Series 2003B, 5.250%, 2/01/12 - FSA Insured

          500   Marshall County Healthcare Authority, Alabama, Revenue Bonds,          1/12 at 101.00         A-            507,005
                 Series 2002A, 6.250%, 1/01/22

------------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Alabama                                                                                             2,906,635
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 0.9%

          125   Phoenix Industrial Development Authority, Arizona, Statewide          10/08 at 101.00        AAA            126,594
                 Single Family Mortgage Revenue Bonds, Series 1998C,
                 6.650%, 10/01/29 (Alternative Minimum Tax)

          300   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue            No Opt. Call        AA-            210,843
                 Bonds, Series 2007, 5.000%, 12/01/37

          750   Surprise Municipal Property Corporation, Arizona, Wastewater           4/11 at 100.00        N/R            690,255
                 System Revenue Bonds, Series 2007, 4.500%, 4/01/17

------------------------------------------------------------------------------------------------------------------------------------
        1,175   Total Arizona                                                                                             1,027,692
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 4.2%

        1,000   Fort Smith, Arkansas, Water and Sewer Revenue Refunding and           10/11 at 100.00        AAA          1,062,230
                 Construction Bonds, Series 2002A, 5.250%, 10/01/17 -
                 FSA Insured

        1,500   Jefferson County, Arkansas, Pollution Control Revenue Bonds,           6/11 at 100.00         A-          1,376,325
                 Entergy Arkansas Inc. Project, Series 2006, 4.600%, 10/01/17

        1,000   Jonesboro, Arkansas, Industrial Development Revenue Bonds,               No Opt. Call       BBB+          1,036,150
                 Anheuser Busch Inc. Project, Series 2002, 4.600%, 11/15/12

        1,380   North Little Rock, Arkansas, Electric Revenue Refunding Bonds,           No Opt. Call         AA          1,523,354
                 Series 1992A, 6.500%, 7/01/15 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,880   Total Arkansas                                                                                            4,998,059
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 0.3%

          400   California Health Facilities Financing Authority, Revenue              7/15 at 100.00          A            371,748
                 Bonds, Catholic Healthcare West, Series 2008H,
                 5.125%, 7/01/22
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 14.5%

        2,895   Centennial Downs Metropolitan District, Colorado, General             12/14 at 100.00         AA          2,930,030
                 Obligation Bonds, Series 1999, 5.000%, 12/01/20 -
                 AMBAC Insured

        1,260   Colorado Educational and Cultural Facilities Authority, Charter        7/12 at 100.00        BBB          1,219,730
                 School Revenue Bonds, Douglas County School District RE-1 -
                 DCS Montessori School, Series 2002A, 6.000%, 7/15/22

        1,175   Colorado Educational and Cultural Facilities Authority, Revenue       12/13 at 100.00          A          1,128,987
                 Bonds, Classical Academy Charter School, Series 2003,
                 4.500%, 12/01/18 - SYNCORA GTY Insured

          275   Colorado Housing Finance Authority, Single Family Program              4/10 at 105.00         AA            282,785
                 Senior Bonds, Series 2000D-2, 6.900%, 4/01/29
                 (Alternative Minimum Tax)

        1,025   Denver Health and Hospitals Authority, Colorado, Healthcare           12/11 at 100.00    BBB (4)          1,114,739
                 Revenue Bonds, Series 2001A, 6.000%, 12/01/23
                 (Pre-refunded 12/01/11)

        1,465   Denver West Metropolitan District, Colorado, General                  12/13 at 100.00       BBB+          1,276,572
                 Obligation Refunding and Improvement Bonds, Series 2003,
                 4.500%, 12/01/18 - RAAI Insured


                                       12

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$       1,500   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,          No Opt. Call         AA        $ 1,488,990
                 Series 2007C-2, 5.000%, 9/01/39 (Mandatory put 9/01/13) -
                 MBIA Insured

        1,340   Eagle Bend Metropolitan District 2, Colorado, General Obligation      12/14 at 101.00         A3          1,229,664
                 Bonds, Series 2004, 5.000%, 12/01/20 - RAAI Insured

           34   El Paso County, Colorado, FNMA Mortgage-Backed Single Family             No Opt. Call        Aaa             35,506
                 Revenue Refunding Bonds, Series 1992A-2, 8.750%, 6/01/11

          700   Erie, Boulder and Weld Counties, Colorado, Water Enterprise           12/08 at 100.00    N/R (4)            702,401
                 Revenue Bonds, Series 1998, 5.000%, 12/01/23
                 (Pre-refunded 12/01/08) - ACA Insured

        1,050   Erie, Boulder and Weld Counties, Colorado, Water Enterprise           12/08 at 100.00        N/R            878,882
                 Revenue Bonds, Series 1998, 5.000%, 12/01/23 - ACA Insured

           70   Northwest Parkway Public Highway Authority, Colorado, Revenue          6/11 at 102.00        AAA             74,630
                 Bonds, Senior Series 2001A, 5.250%, 6/15/41
                 (Pre-refunded 6/15/11) - FSA Insured

        5,875   Northwest Parkway Public Highway Authority, Colorado,                   6/11 at 38.04     AA (4)          2,017,240
                 Senior Lien Revenue Bonds, Series 2001B, 0.000%, 6/15/27
                 (Pre-refunded 6/15/11) - AMBAC Insured

        2,845   University of Colorado Hospital Authority, Revenue Bonds,             11/11 at 100.00   Baa1 (4)          3,046,853
                 Series 2001A, 5.600%, 11/15/21 (Pre-refunded 11/15/11)

------------------------------------------------------------------------------------------------------------------------------------
       21,509   Total Colorado                                                                                           17,427,009
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 1.6%

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
          450    5.500%, 1/01/14 (Alternative Minimum Tax)                             1/09 at 100.00        BBB            439,551
        1,570    5.500%, 1/01/15 (Alternative Minimum Tax)                            11/08 at 100.00        BBB          1,512,789

------------------------------------------------------------------------------------------------------------------------------------
        2,020   Total Connecticut                                                                                         1,952,340
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 4.8%

        2,400   Deltona, Florida, Utility Systems Water and Sewer Revenue             10/13 at 100.00         AA          2,473,104
                 Bonds, Series 2003, 5.250%, 10/01/17 - MBIA Insured

        1,000   Florida Citizens Property Insurance Corporation, High Risk               No Opt. Call         AA            992,870
                 Account Revenue Bonds, Series 2007A, 5.000%, 3/01/15 -
                 MBIA Insured

           60   JEA, Florida, Electric Revenue Certificates, Series 1973-2,              No Opt. Call        AAA             64,676
                 6.800%, 7/01/12 (ETM)

        2,000   Orange County, Florida, Tourist Development Tax Revenue Bonds,        10/15 at 100.00         AA          1,914,520
                 Series 2005, 5.000%, 10/01/22 - AMBAC Insured

          295   Port Everglades Authority, Florida, Port Facilities Revenue Bonds,       No Opt. Call        AAA            333,828
                 Series 1986, 7.125%, 11/01/16 (ETM)

------------------------------------------------------------------------------------------------------------------------------------
        5,755   Total Florida                                                                                             5,778,998
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 0.4%

          425   Cherokee County Water and Sewerage Authority, Georgia,                 8/22 at 100.00     AA (4)            436,467
                 Revenue Bonds, Series 1995, 5.200%, 8/01/25
                 (Pre-refunded 8/01/22) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 14.9%

          715   Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero       1/09 at 100.00        N/R            716,144
                 Redevelopment Project, Series 1998, 7.000%, 1/01/14

        1,500   Cook County Township High School District 208, Illinois,              12/15 at 100.00         A1          1,487,910
                 General Obligation Bonds, Series 2006, 5.000%, 12/01/21 -
                 MBIA Insured

        2,000   Huntley, Illinois, Special Service Area 9, Special Tax Bonds,          3/17 at 100.00        AAA          1,897,860
                 Series 2007, 5.100%, 3/01/28 - AGC Insured

        4,840   Illinois Development Finance Authority, GNMA Collateralized            4/11 at 105.00        Aaa          5,398,822
                 Mortgage Revenue Bonds, Greek American Nursing Home
                 Committee, Series 2000A, 7.600%, 4/20/40

        2,000   Illinois Development Finance Authority, Revenue Refunding              4/10 at 102.00       Baa3          2,000,320
                 Bonds, Olin Corporation, Series 1993D, 6.750%, 3/01/16


                                       13


NIM
Nuveen Select Maturities Municipal Fund (continued)
Portfolio of INVESTMENTS September 30, (2008) (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

$       2,000   Illinois Educational Facilities Authority, Revenue Bonds,              3/14 at 102.00         A1        $ 2,005,920
                 Art Institute of Chicago, Series 2000, 4.450%, 3/01/34
                 (Mandatory put 3/01/15)

        1,000   Illinois Educational Facilities Authority, Student Housing             5/12 at 101.00        Aaa          1,120,980
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002, 6.625%, 5/01/17
                 (Pre-refunded 5/01/12)

          250   Illinois Finance Authority, Revenue Bonds, Roosevelt University,       4/17 at 100.00       Baa1            228,275
                 Series 2007, 5.250%, 4/01/22

           25   Illinois Health Facilities Authority, Revenue Bonds, Condell           5/10 at 101.00       Baa3             25,490
                 Medical Center, Series 2000, 6.350%, 5/15/15

                Illinois Health Facilities Authority, Revenue Bonds, Condell Medical
                Center, Series 2002:
          100    5.250%, 5/15/11                                                         No Opt. Call       Baa3            101,785
           20    5.250%, 5/15/12                                                         No Opt. Call       Baa3             20,199

           85   Illinois Health Facilities Authority, Revenue Bonds, Lutheran            No Opt. Call        AAA             89,548
                 General Health System, Series 1993A, 6.125%, 4/01/12 -
                 FSA Insured (ETM)

          695   Illinois Health Facilities Authority, Revenue Bonds,                   8/09 at 101.00          A            680,766
                 Silver Cross Hospital and Medical Centers, Series 1999,
                 5.500%, 8/15/19

          515   Illinois Health Facilities Authority, Revenue Bonds,                   8/09 at 101.00      A (4)            533,499
                 Silver Cross Hospital and Medical Centers, Series 1999,
                 5.500%, 8/15/19 (Pre-refunded 8/15/09)

        1,355   Kane & DeKalb Counties, Illinois, Community United School                No Opt. Call         A2            804,884
                 District 301, General Obligation Bonds, Series 2006,
                 0.000%, 12/01/18 - MBIA Insured

          700   Regional Transportation Authority, Cook, DuPage, Kane,                   No Opt. Call        AA+            840,987
                 Lake, McHenry and Will Counties, Illinois, General Obligation
                 Bonds, Series 1994D, 7.750%, 6/01/19 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       17,800   Total Illinois                                                                                           17,953,389
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 0.2%

          250   Jasper County, Indiana, Pollution Control Revenue Refunding              No Opt. Call         AA            241,395
                 Bonds, Northern Indiana Public Service Company Project,
                 Series 1994A Remarketed, 5.850%, 4/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 2.4%

        1,000   Iowa Finance Authority, Healthcare Revenue Bonds, Genesis              7/10 at 100.00         A1          1,005,300
                 Medical Center, Series 2000, 6.250%, 7/01/25

        1,800   Iowa Tobacco Settlement Authority, Tobacco Settlement                  6/11 at 101.00        AAA          1,896,318
                 Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25
                 (Pre-refunded 6/01/11)

------------------------------------------------------------------------------------------------------------------------------------
        2,800   Total Iowa                                                                                                2,901,618
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 2.9%

        3,500   Wichita, Kansas, Hospital Facilities Revenue Refunding and            11/11 at 101.00         A+          3,432,520
                 Improvement Bonds, Via Christi Health System Inc.,
                 Series 2001-III, 5.500%, 11/15/21
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 1.4%

          325   Kentucky Economic Development Finance Authority, Louisville            6/18 at 100.00        AAA            307,905
                 Arena Project Revenue Bonds, Louisville Arena Authority, Inc.,
                 Series 2008A-1, 5.750%, 12/01/28 - AGC Insured

        1,365   Kentucky Housing Corporation, Housing Revenue Bonds,                   1/15 at 100.60        AAA          1,321,457
                 Series 2005G, 5.000%, 7/01/30 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,690   Total Kentucky                                                                                            1,629,362
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 0.9%

        1,145   Louisiana Public Facilities Authority, Revenue Bonds,                  7/14 at 100.00         AA          1,100,998
                 Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 0.9%

        1,100   Maryland Energy Financing Administration, Revenue Bonds,              11/08 at 100.00        N/R          1,030,139
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       14

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS - 1.9%

$         500   Massachusetts Development Finance Agency, Revenue Bonds,              10/17 at 100.00        BB-        $   417,710
                 Orchard Cove, Series 2007, 5.000%, 10/01/19

        1,455   Massachusetts Housing Finance Agency, Rental Housing                   7/10 at 100.00         AA          1,473,158
                 Mortgage Revenue Bonds, Series 2000H, 6.650%, 7/01/41 -
                 MBIA Insured (Alternative Minimum Tax)

                Massachusetts Port Authority, Special Facilities Revenue Bonds,
                Delta Air Lines Inc., Series 2001A:
          100    5.200%, 1/01/20 - AMBAC Insured (Alternative Minimum Tax)             1/11 at 101.00         AA             78,999
          435    5.000%, 1/01/27 - AMBAC Insured (Alternative Minimum Tax)             1/11 at 101.00         AA            321,717

------------------------------------------------------------------------------------------------------------------------------------
        2,490   Total Massachusetts                                                                                       2,291,584
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 1.8%

        1,000   Cornell Township Economic Development Corporation,                     5/12 at 100.00        AAA          1,086,910
                 Michigan, Environmental Improvement Revenue Refunding
                 Bonds, MeadWestvaco Corporation-Escanaba Project,
                 Series 2002, 5.875%, 5/01/18 (Pre-refunded 5/01/12)

          600   Michigan State Hospital Finance Authority, Hospital Revenue            1/09 at 100.00         BB            580,320
                 Refunding Bonds, Sinai Hospital, Series 1995, 6.625%, 1/01/16

          470   Michigan State Hospital Finance Authority, Revenue Refunding          11/08 at 100.00        BB-            470,357
                 Bonds, Detroit Medical Center, Series 1988A, 8.125%, 8/15/12

------------------------------------------------------------------------------------------------------------------------------------
        2,070   Total Michigan                                                                                            2,137,587
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 1.6%

        1,000   Becker, Minnesota, Pollution Control Revenue Bonds, Northern           8/12 at 101.00          A          1,123,470
                 States Power Company, Series 1993A, 8.500%, 9/01/19

          825   White Earth Band of Chippewa Indians, Minnesota, Revenue                 No Opt. Call        N/R            840,601
                 Bonds, Series 2000A, 7.000%, 12/01/11 - ACA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,825   Total Minnesota                                                                                           1,964,071
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.8%

                Mississippi Hospital Equipment and Facilities Authority, Revenue
                Bonds, Baptist Memorial Healthcare, Series 2004B-1:
          485    5.000%, 9/01/16                                                         No Opt. Call         AA            479,553
          300    5.000%, 9/01/24                                                       9/14 at 100.00         AA            269,778

          250   Warren County, Mississippi, Gulf Opportunity Zone Revenue              8/11 at 100.00        BBB            180,963
                 Bonds, International Paper Company, Series 2006A,
                 4.800%, 8/01/30

------------------------------------------------------------------------------------------------------------------------------------
        1,035   Total Mississippi                                                                                           930,294
------------------------------------------------------------------------------------------------------------------------------------


                MONTANA - 0.1%

           60   University of Montana, Revenue Bonds, Series 1996D,                   11/08 at 101.00     AA (4)             63,035
                 5.375%, 5/15/19 - MBIA Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 0.9%

        1,000   Dodge County School District 1, Nebraska, Fremont Public              12/14 at 100.00        Aaa          1,020,240
                 Schools, General Obligation Bonds, Series 2004,
                 5.000%, 12/15/19 - FSA Insured

           30   NebHelp Inc., Nebraska, Senior Subordinate Bonds, Student                No Opt. Call         A2             29,990
                 Loan Program, Series 1993A-5B, 6.250%, 6/01/18 -
                 MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,030   Total Nebraska                                                                                            1,050,230
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 0.4%

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
          800    0.000%, 1/01/15 - AMBAC Insured                                         No Opt. Call         AA            458,736
           35    0.000%, 1/01/16 - AMBAC Insured                                         No Opt. Call         AA             18,235
          120    0.000%, 1/01/18 - AMBAC Insured                                         No Opt. Call         AA             51,316
           25    0.000%, 1/01/20 - AMBAC Insured                                         No Opt. Call         AA              8,898

------------------------------------------------------------------------------------------------------------------------------------
          980   Total Nevada                                                                                                537,185
------------------------------------------------------------------------------------------------------------------------------------


                                       15

NIM
Nuveen Select Maturities Municipal Fund (continued)
Portfolio of INVESTMENTS September 30, (2008) (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW JERSEY - 0.7%

$         455   Bayonne Redevelopment Agency, New Jersey, Revenue Bonds,                 No Opt. Call        BB+        $   427,281
                 Royal Caribbean Cruises Project, Series 2006A,

                 4.750%, 11/01/16 (Alternative Minimum Tax)

          500   Tobacco Settlement Financing Corporation, New Jersey,                  6/17 at 100.00        BBB            423,565
                 Tobacco Settlement Asset-Backed Bonds, Series 2007-1A,
                 4.500%, 6/01/23

------------------------------------------------------------------------------------------------------------------------------------
          955   Total New Jersey                                                                                            850,846
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 6.0%

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,           7/13 at 100.00         A3          1,014,920
                 Brooklyn Law School, Series 2003A, 5.500%, 7/01/15 -
                 RAAI Insured

          300   New York City Industrial Development Agency, New York,                   No Opt. Call        N/R            288,501
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2008A-1, 5.700%, 7/01/13

        1,500   New York State Energy Research and Development Authority,             11/08 at 100.00         A1          1,493,790
                 Facilities Revenue Bonds, Consolidated Edison Company Inc.,
                 Series 2001A, 4.700%, 6/01/36 (Mandatory put 10/01/12)
                 (Alternative Minimum Tax)

           60   New York State Medical Care Facilities Finance Agency,                 2/09 at 100.00        AA+             60,127
                 FHA-Insured Mortgage Hospital and Nursing Home Revenue
                 Bonds, Series 1995C, 6.100%, 8/15/15

        4,300   Port Authority of New York and New Jersey, Special Project               No Opt. Call         AA          4,346,182
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 7.000%, 12/01/12 - MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,160   Total New York                                                                                            7,203,520
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.6%

        1,880   Union County, North Carolina, Certificates of Participation,           6/13 at 101.00         AA          1,916,171
                 Series 2003, 5.000%, 6/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 1.4%

          845   Buckeye Tobacco Settlement Financing Authority, Ohio,                  6/17 at 100.00        BBB            705,474
                 Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien,
                 Series 2007A-2, 5.125%, 6/01/24

        1,000   Toledo-Lucas County Port Authority, Ohio, Port Revenue                   No Opt. Call          A          1,001,950
                 Bonds, Cargill Inc., Series 2004B, 4.500%, 12/01/15

------------------------------------------------------------------------------------------------------------------------------------
        1,845   Total Ohio                                                                                                1,707,424
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 7.3%

        1,010   Pennsylvania Higher Educational Facilities Authority,                    No Opt. Call        Aaa          1,131,331
                 College Revenue Bonds, Ninth Series 1976,
                 7.625%, 7/01/15 (ETM)

          225   Pennsylvania Higher Educational Facilities Authority, Revenue          3/09 at 100.00   BBB+ (4)            230,459
                 Bonds, University of the Arts, Series 1999, 5.150%, 3/15/20 -
                 RAAI Insured (ETM)

        4,120   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                   8/14 at 100.00         AA          4,207,262
                 Eighteenth Series 2004, 5.000%, 8/01/15 - AMBAC Insured

        1,605   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                     No Opt. Call        Aaa          1,854,096
                 Twelfth Series 1990B, 7.000%, 5/15/20 -MBIA Insured (ETM)

          250   Philadelphia Hospitals and Higher Education Facilities                11/08 at 100.00        BBB            220,858
                 Authority, Pennsylvania, Hospital Revenue Bonds, Temple
                 University Hospital, Series 1993A, 6.625%, 11/15/23

        1,085   Pittsburgh School District, Allegheny County, Pennsylvania,              No Opt. Call         AA          1,138,653
                 General Obligation Bonds, Series 2006B, 5.000%, 9/01/12 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,295   Total Pennsylvania                                                                                        8,782,659
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 6.3%

          750   Berkeley County School District, South Carolina, Installment          12/13 at 100.00         A-            729,083
                 Purchase Revenue Bonds, Securing Assets for Education,
                 Series 2003, 5.250%, 12/01/19

        1,540   Piedmont Municipal Power Agency, South Carolina, Electric                No Opt. Call   Baa1 (4)          1,828,226
                 Revenue Bonds, Series 1991, 6.750%, 1/01/19 -
                 FGIC Insured (ETM)


                                       16

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                SOUTH CAROLINA (continued)

$       2,835   Piedmont Municipal Power Agency, South Carolina, Electric                No Opt. Call       Baa1        $ 3,204,599
                 Revenue Bonds, Series 1991, 6.750%, 1/01/19 - FGIC Insured

            5   South Carolina JOBS Economic Development Authority, Economic          11/12 at 100.00     A- (4)              5,442
                 Development Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)

           20   South Carolina JOBS Economic Development Authority,                   11/12 at 100.00         A-             18,199
                 Economic Development Revenue Bonds, Bon Secours Health
                 System Inc., Series 2002B, 5.625%, 11/15/30

        1,260   South Carolina JOBS Economic Development Authority, Hospital             No Opt. Call   Baa2 (4)          1,316,738
                 Revenue Bonds, Palmetto Health Alliance, Series 2000A,
                 7.000%, 12/15/10 (ETM)

          445   Tobacco Settlement Revenue Management Authority,                       5/12 at 100.00    BBB (4)            465,070
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/12)

------------------------------------------------------------------------------------------------------------------------------------
        6,855   Total South Carolina                                                                                      7,567,357
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 0.7%

        1,000   South Dakota Health and Educational Facilities Authority,              5/17 at 100.00        AA-            878,950
                 Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/27
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 2.1%

                Shelby County Health, Educational and Housing Facilities Board,
                Tennessee, Hospital Revenue Bonds, Methodist Healthcare, Series
                2002:
          750    6.000%, 9/01/17 (Pre-refunded 9/01/12)                                9/12 at 100.00     A- (4)            824,003
        1,250    6.000%, 9/01/17 (Pre-refunded 9/01/12)                                9/12 at 100.00     A- (4)          1,373,338

          400   The Tennessee Energy Acquisition Corporation, Gas Revenue                No Opt. Call        AA-            371,244
                 Bonds, Series 2006A, 5.000%, 9/01/13

------------------------------------------------------------------------------------------------------------------------------------
        2,400   Total Tennessee                                                                                           2,568,585
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 6.7%

        1,055   Austin, Texas, General Obligation Bonds, Series 2004,                  9/14 at 100.00        AAA          1,067,344
                 5.000%, 9/01/20 - MBIA Insured

          565   Bexar County Housing Finance Corporation, Texas, FNMA                    No Opt. Call        AAA            567,678
                 Guaranteed Multifamily Housing Revenue Bonds, Villas
                 Sonterra Apartments Project, Series 2007A,
                 4.700%, 10/01/15 (Alternative Minimum Tax)

           25   Brazos River Authority, Texas, Collateralized Pollution                  No Opt. Call       Caa1             21,309
                 Control Revenue Bonds, Texas Utilities Electric Company,
                 Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14)

        2,000   Brazos River Authority, Texas, Collateralized Revenue                  6/14 at 100.00       BBB+          1,895,700
                 Refunding Bonds, CenterPoint Energy Inc., Series 2004B,
                 4.250%, 12/01/17 - FGIC Insured

          500   Brazos River Authority, Texas, Pollution Control Revenue                 No Opt. Call       Caa1            462,040
                 Refunding Bonds, TXU Electric Company, Series 2001C,
                 5.750%, 5/01/36 (Mandatory put 11/01/11)
                 (Alternative Minimum Tax)

           15   Brazos River Authority, Texas, Pollution Control Revenue                 No Opt. Call       Caa1             14,029
                 Refunding Bonds, TXU Energy Company LLC, Series 2003A,
                 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)

        1,875   Denton Independent School District, Denton County, Texas,              8/16 at 100.00        AAA          1,889,588
                 General Obligation Bonds, Series 2006, 5.000%, 8/15/20

           35   Galveston Property Finance Authority Inc., Texas, Single Family        3/09 at 100.00       Caa1             34,050
                 Mortgage Revenue Bonds, Series 1991A, 8.500%, 9/01/11

          300   Kerrville Health Facilities Development Corporation, Texas,              No Opt. Call       BBB-            254,772
                 Revenue Bonds, Sid Peterson Memorial Hospital Project,
                 Series 2005, 5.125%, 8/15/26

          325   North Texas Thruway Authority, Second Tier System Revenue              1/18 at 100.00         A3            294,411
                 Refunding Bonds, Series 2008, 5.750%, 1/01/38

           25   Sabine River Authority, Texas, Pollution Control Revenue                 No Opt. Call       Caa1             22,925
                 Bonds, TXU Energy Company LLC Project, Series 2001B,
                 5.750%, 5/01/30 (Mandatory put 11/01/11)
                 (Alternative Minimum Tax)

        1,500   Texas Municipal Gas Acquisition and Supply Corporation I,             11/08 at 100.00          A          1,188,750
                 Gas Supply Revenue Bonds, Series 2006B, 2.439%, 12/15/17

          320   Tri-County Mental Health and Retardation Center, Texas,                3/09 at 100.00        AAA            324,387
                 Revenue Bonds, Facilities Acquisition Program, Series 1995E,
                 6.500%, 3/01/15 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,540   Total Texas                                                                                               8,036,983
------------------------------------------------------------------------------------------------------------------------------------


                                       17

NIM
Nuveen Select Maturities Municipal Fund (continued)
Portfolio of INVESTMENTS September 30, (2008) (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTAH - 0.9%

$       1,105   Bountiful, Davis County, Utah, Hospital Revenue Refunding                No Opt. Call        N/R        $ 1,087,464
                 Bonds, South Davis Community Hospital Project, Series 1998,
                 6.000%, 12/15/10
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 0.2%

          250   Virginia College Building Authority, Educational Facilities            1/09 at 101.00       BBB+            234,160
                 Revenue Refunding Bonds, Marymount University,
                 Series 1998, 5.100%, 7/01/18 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 0.3%

          295   Washington Public Power Supply System, Revenue Refunding                 No Opt. Call        Aaa            349,209
                 Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 3.8%

                Badger Tobacco Asset Securitization Corporation, Wisconsin,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
          735    6.125%, 6/01/27                                                       6/12 at 100.00        BBB            739,542
        1,480    6.375%, 6/01/32                                                       6/12 at 100.00        BBB          1,496,532

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue         7/11 at 100.00         A-          1,004,160
                 Bonds, Agnesian Healthcare Inc., Series 2001, 6.000%, 7/01/21

        1,150   Wisconsin Health and Educational Facilities Authority, Revenue         2/09 at 101.00       BBB+          1,092,638
                 Bonds, Aurora Health Care Inc., Series 1999A, 5.500%, 2/15/20 -
                 ACA Insured

          200   Wisconsin Health and Educational Facilities Authority,                 8/16 at 100.00         A-            182,354
                 Revenue Bonds, Wheaton Franciscan Healthcare System,
                 Series 2006, 5.250%, 8/15/18

------------------------------------------------------------------------------------------------------------------------------------
        4,565   Total Wisconsin                                                                                           4,515,226
------------------------------------------------------------------------------------------------------------------------------------
$     122,084   Total Long-Term Investments (cost $120,786,057) - 98.2%                                                  117,860,909
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.4%

$         500   Metropolitan Transportation Authority, New York, Transportation                           VMIG-1            500,000
                 Revenue Bonds, Variable Rate Demand Obligations, Trust 862,
                 6.000%, 11/15/32 - FGIC Insured (5)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $500,000)                                                                500,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $121,286,057) - 98.6%                                                           118,360,909
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                      1,678,813
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $120,039,722
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments reflects the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and SYNCORA as of September 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

Statement of
ASSETS & LIABILITIES

                                                  September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $121,286,057)                          $118,360,909
Cash                                                                    179,043
Receivables:
   Interest                                                           1,927,881
   Investments sold                                                     312,063
Other assets                                                              3,257
--------------------------------------------------------------------------------
      Total assets                                                  120,783,153
--------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                       226,379
Accrued expenses:
   Management fees                                                       49,634
   Other                                                                 38,167
Dividends payable                                                       429,251
--------------------------------------------------------------------------------
      Total liabilities                                                 743,431
--------------------------------------------------------------------------------
Net assets                                                         $120,039,722
================================================================================
Shares outstanding                                                   12,398,856
================================================================================
Net asset value per share outstanding                              $       9.68
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Shares, $.01 par value per share                                   $    123,989
Paid-in surplus                                                     138,354,563
Undistributed (Over-distribution of) net investment income             (100,181)
Accumulated net realized gain (loss) from investments               (15,413,501)
Net unrealized appreciation (depreciation) of investments            (2,925,148)
--------------------------------------------------------------------------------
Net assets                                                         $120,039,722
================================================================================
Authorized shares                                                     Unlimited
================================================================================
                                 See accompanying notes to financial statements.

Statement of
OPERATIONS
                                 Six Months Ended September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $ 3,072,193
--------------------------------------------------------------------------------
EXPENSES
Management fees                                                         302,924
Shareholders' servicing agent fees and expenses                           4,988
Custodian's fees and expenses                                             9,669
Trustees' fees and expenses                                               1,634
Professional fees                                                         6,848
Shareholders' reports - printing and mailing expenses                    19,261
Stock exchange listing fees                                               4,610
Investor relations expense                                                9,814
Other expenses                                                            4,622
--------------------------------------------------------------------------------
Total expenses before custodian fee credit                              364,370
   Custodian fee credit                                                  (4,947)
--------------------------------------------------------------------------------
Net expenses                                                            359,423
--------------------------------------------------------------------------------
Net investment income                                                 2,712,770
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                               (44,665)
Change in net unrealized appreciation (depreciation) of investments  (4,769,170)
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (4,813,835)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $(2,101,065)
================================================================================
                                 See accompanying notes to financial statements.

Statement of
CHANGES in NET ASSETS (Unaudited)

                                                                                               SIX MONTHS
                                                                                                    ENDED       YEAR ENDED
                                                                                                  9/30/08          3/31/08
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                       $   2,712,770     $  5,509,561
Net realized gain (loss) from investments                                                         (44,665)         (49,131)
Change in net unrealized appreciation (depreciation) of investments                            (4,769,170)      (1,515,776)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                          (2,101,065)       3,944,654
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                                                     (2,715,080)      (5,429,625)
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                      (2,715,080)      (5,429,625)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to shareholders due to reinvestment of distributions               24,537               --
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to shares from capital transactions               24,537               --
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                          (4,791,608)      (1,484,971)
Net assets at the beginning of period                                                         124,831,330      126,316,301
---------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                             $ 120,039,722     $124,831,330
===========================================================================================================================
Undistributed (Over-distribution of) net investment income at the end of period             $    (100,181)    $    (97,871)
===========================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund (NIM) (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in a diversified, investment-grade quality portfolio of municipal obligations with intermediate characteristics. In managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Adviser will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity of twelve years or less.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If the pricing service is unable to supply a price for an investment, the Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value in accordance with procedures established in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2008, the Fund had no such outstanding purchase commitments.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

Effective September 30, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Fund has no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Fund's tax returns and concluded the adoption of FIN 48 resulted in no impact to the Fund's net assets or results of operations as of and during the six months ended September 30, 2008.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not invest in any such instruments during the six months ended September 30, 2008.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)



2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of the Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

     Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund's fair value measurements as of September 30, 2008:

                         LEVEL 1            LEVEL 2      LEVEL 3           TOTAL
--------------------------------------------------------------------------------
Investments                 $ --       $118,360,909         $ --     $118,360,90
================================================================================

3. FUND SHARES

Share Repurchases

On July 30, 2008 the Fund's Board of Trustees approved a program under which the Fund may repurchase an aggregate of up to approximately 10% of its outstanding shares.The Fund did not repurchase any of its shares during the six months ended September 30, 2008.

Transactions in shares were as follows:

                                                         SIX MONTHS         YEAR
                                                              ENDED        ENDED
                                                            9/30/08      3/31/08
--------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                       2,450           --
================================================================================

4. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the six months ended September 30, 2008, aggregated $7,632,634 and $5,845,236, respectively.

5. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At September 30, 2008, the cost of investments was $121,218,406.

Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2008, were as follows:

--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                     $ 1,793,371
   Depreciation                                                      (4,650,868)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments           $(2,857,497)
================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at March 31, 2008, the Fund's last tax year end, were as follows:

--------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                   $290,617
Undistributed net ordinary income **                                          10
Undistributed net long-term capital gains                                     --
================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 3, 2008, paid on April 1, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund's last tax year ended March 31, 2008, was designated for purposes of the dividends paid deduction as follows:

--------------------------------------------------------------------------------
Distributions from net tax-exempt income                              $5,429,625
Distributions from net ordinary income **                                     --
Distributions from net long-term capital gains                                --
================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At March 31, 2008, the Fund's last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

--------------------------------------------------------------------------------
Expiration:
   March 31, 2010                                                    $    14,922
   March 31, 2011                                                      6,523,386
   March 31, 2012                                                      8,737,799
   March 31, 2013                                                          4,977
   March 31, 2014                                                         14,448
   March 31, 2015                                                         11,084
   March 31, 2016                                                         44,763
--------------------------------------------------------------------------------
Total                                                                $15,351,379
================================================================================

The Fund elected to defer net realized losses from investments incurred from November 1, 2007 through March 31, 2008, the Fund's last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses of $12,331 were treated as having arisen on the first day of the current fiscal year.

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)


The annual fund-level fee, payable monthly, is based upon the average daily net assets of the Fund as follows:



AVERAGE DAILY NET ASSETS                                     FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .3000%
For the next $125 million                                                 .2875
For the next $250 million                                                 .2750
For the next $500 million                                                 .2625
For the next $1 billion                                                   .2500
For net assets over $2 billion                                            .2375
================================================================================
The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of September 30, 2008, the complex-level fee rate was .1947%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================
(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen-sponsored funds in the United States, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen-sponsored funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

7. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of September 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

8. SUBSEQUENT EVENTS

Distributions to Shareholders

The Fund declared a dividend distribution of $.0365 per share from its tax-exempt net investment income which was paid on November 3, 2008, to shareholders of record on October 15, 2008.

Financial
HIGHLIGHTS (Unaudited)


Selected data for a share outstanding throughout each period:

                                             Investment Operations                      Less Distributions
                                    --------------------------------------   ------------------------------------
                                                          Net
                        Beginning          Net      Realized/                       Net
                        Net Asset   Investment     Unrealized                Investment       Capital
                            Value       Income     Gain (Loss)       Total       Income         Gains       Total
------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2009(a)                   $10.07         $.22           $(.39)       $(.17)       $(.22)         $ --       $(.22)
2008                       10.19          .44            (.12)         .32         (.44)           --        (.44)
2007                       10.15          .46             .05          .51         (.47)           --        (.47)
2006                       10.22          .48            (.07)         .41         (.48)           --        (.48)
2005                       10.35          .49            (.14)         .35         (.48)           --        (.48)
2004                       10.34          .51              --          .51         (.50)           --        (.50)
==================================================================================================================
                                                      Total Returns
                                                  ---------------------
                           Ending     Ending      Based on    Based on
                        Net Asset     Market        Market   Net Asset
                            Value      Value         Value*      Value*
------------------------------------------------------------------------
Year Ended 3/31:
2009(a)                    $ 9.68      $8.96         (6.50)%     (1.74)%
2008                        10.07       9.80          3.18        3.18
2007                        10.19       9.94          4.75        5.10
2006                        10.15       9.95         12.21        4.02
2005                        10.22       9.30         (1.52)       3.44
2004                        10.35       9.93          6.03        5.09
========================================================================
                                                  Ratios/Supplemental Data
                      ---------------------------------------------------------------------------------------
                                         Ratios to Average            Ratios to Average
                                             Net Assets                   Net Assets
                                           Before Credit                After Credit**
                                      -----------------------      -----------------------
                          Ending                          Net                          Net         Portfolio
                      Net Assets                   Investment                   Investment          Turnover
                            (000)     Expenses         Income      Expenses         Income              Rate
-------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2009(a)                 $120,040           .59%          4.35%          .58%          4.36%                5%
2008                     124,831           .59           4.37           .57           4.38                11
2007                     126,316           .62           4.44           .58           4.48                15
2006                     125,857           .59           4.67           .57           4.68                 7
2005                     126,645           .61           4.81           .60           4.82                10
2004                     128,335           .63           4.92           .62           4.93                13
=============================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit.

(a)  For the six months ended September 30, 2008.


                                  28-29 spread

Annual Investment
Management Agreement
       APPROVAL PROCESS


The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the "May Meeting"), the Board of Trustees (the "Board" and each Trustee, a "Board Member") of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (the "Advisory Agreement") between the Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreement, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Fund and NAM, including absolute performance, fee and expense information for the Fund as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreement, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreement. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreement, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Fund;

the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM's ability to supervise the Fund's other service providers and given the importance of compliance, NAM's compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Fund's compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities ("ARPS"), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen's efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen's commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen's continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Advisory Agreement were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUND AND NAM

The Board considered the investment performance of the Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees, expenses and leverage), as described in further detail below.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized benchmarks for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008 (as applicable). The Independent Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses (and leverage for closed-end funds)) compared to recognized benchmarks for the one- three, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that the Fund's investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

     1.   FEES AND EXPENSES

     The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund's gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the "Peer Universe") and/or a more focused subset of funds therein (the "Peer Group"). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of a fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, in each case, as applicable, the differences in the use of leverage (if any) and the differences in the use of insurance (if any). In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen's profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits NAM may receive as a

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Fund has appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Fund is a closed-end fund, the Independent Board Members recognized that although the Fund may from time to time make additional share offerings, the growth in its assets will occur primarily through appreciation of the Fund's investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.   INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Fund and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.   OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreement are fair and reasonable, that NAM's fees are reasonable in light of the services provided to the Fund and that the Advisory Agreement be renewed.

Reinvest Automatically
 EASILY and CONVENIENTLY


NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT


[] AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity.

[] DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION



QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.


BOARD OF TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No common shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.



Learn more about Nuveen Funds at:               www.nuveen.com/etf

                                                Share prices
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                                                                     ESA-A-0908D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: December 8, 2008
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: December 8, 2008
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By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: December 8, 2008
    -------------------------------------------------------------------